UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 31, 2019

AVID TECHNOLOGY, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-36254	04-2977748
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

75 Network Drive, Burlington, Massachusetts  01803
(Address of Principal Executive Offices)   (Zip Code)

(978) 640-6789
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⎕ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⎕ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⎕ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⎕ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $.01 par value	AVID	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ⎕

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ⎕

Item 5.02 Departure of Directors or Certain Officers; Elections of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)    Appointment of New Member and Resignation of Current Member of the Board of Directors

Effective July 31, 2019, the Board of Directors (the “Board”) of Avid Technology, Inc. appointed Michelle Munson as a Class I director to serve until the Annual Meeting of Shareholders of the Company to be held in 2021, or until her earlier death, resignation or removal. There are no arrangements or understandings between Ms. Munson and any other persons pursuant to which Ms. Munson was appointed a director of the Company. Ms. Munson will serve on the compensation committee of the Board.

As a non-employee director, Ms. Munson will receive the compensation offered to all of the Company’s non-employee directors for services on the Board, as disclosed in the Company’s definitive proxy statement on Schedule 14A filed by the Company with the Securities and Exchange Commission on April 1, 2019.

The Board has determined that Ms. Munson is an independent director under the NASDAQ listing standards and that she meets the Securities and Exchange Commission’s independence requirements.

Also effective July 31, 2019, John H. Park resigned from his position as a Class I director of the Company and from all committees of the Board of which he was a member. Mr. Park’s resignation is not due to any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices. We thank Mr. Park for his many years of service to the Company.

The Company issued a press release on July 31, 2019 announcing the appointment of Ms. Munson to the Board of Directors. A copy of that press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

(b)    Tendered and Rejected Resignation of Member of the Board of Directors

On July 15, 2019, Cove Street Capital, LLC (the “Investor”) notified the Company that the Investor and its affiliates beneficially owned less than five percent of the outstanding common stock of the Company. In accordance with Section 1(f)(ii) of that certain Standstill Agreement, dated as of February 16, 2018, by and between the Company and the Investor, Daniel B. Silvers tendered his resignation as a member of the Board on July 31, 2019. After consideration of his qualifications and prior service to the Board and the Company, the Board rejected Mr. Silvers resignation and Mr. Silvers agreed to continue to serve in his capacity as a Class III director of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVID TECHNOLOGY, INC.
(Registrant)

Date: July 31, 2019	By: /s/ Kenneth L. Gayron Name: Kenneth L. Gayron Title: Executive Vice President and CFO